Grandeur Peak Global Stalwarts Fund

Investor Class GGSOX / Institutional Class GGSYX

Grandeur Peak US Stalwarts Fund

Institutional Shares GUSYX

(collectively, the “Funds”)

Each a series of Grandeur Peak Global Trust

Supplement dated January 30, 2024

to the Prospectus and Summary Prospectus each dated October 20, 2023

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The performance information for the Grandeur Peak Global Stalwarts Fund below replaces the information following the bar chart in the “Performance Information” section on page 48 of the Prospectus and page 4 of the Summary Prospectus:

PERFORMANCE INFORMATION

Best Quarter- June 30, 2020 Worst Quarter- June 30, 2022	37.80% -23.35%

The performance information for the Grandeur Peak US Stalwarts Fund below replaces the information following the bar chart in the “Performance Information” section on page 67 of the Prospectus and page 3 of the Summary Prospectus:

PERFORMANCE INFORMATION

Best Quarter- June 30, 2021 Worst Quarter- June 30, 2022	12.21% -20.83%

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You should read this Supplement in conjunction with the Funds’ Prospectus and SAI each dated October 20, 2023. This Supplement provides information that you should know about the Funds before investing and has been filed with the Securities and Exchange Commission. This Supplement is available upon request and without charge by calling the Funds toll-free at 1-855-377-7325.

Please retain this Supplement for future reference.

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